UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: December 16, 2002

                       GROUP MANAGEMENT CORP.
             (Exact name of registrant as specified in its Charter)

         Delaware                  		0-32635                   		59-2919648
(State of Incorporation)  (Commission file number)  (IRS Employer ID #)


101 Marietta St., Suite 1070, Atlanta, GA 30303
              	 (Address of principal executive office) (Zip Code)

Registrant's telephone number (404) 522-1202



Item 4: Change in Registrant's Certifying Accountant

         (a)	Previous Independent Accountants:

(i)	The certifying accountant for the
Registrant, Wrinkle, Gardner & Company, P. C.,
Certified Public Accountant has resigned effective November 22, 2002, and the Registrant has not as of the filing of this report retained a new auditor.




Wrinkle, Gardner & Company, P. C., Certified Public
Accountant, reports on Group Management Corp.'s financial statements for each of the years ended
December 31, 2001 and December 31, 2000 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2001 and December 31, 2000, and through the date of this Form
8-K, there have been no disagreements with Wrinkle, Gardner & Company, P. C., Certified Public Accountant on any matter of accounting principle or practice, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Wrinkle, Gardner & Company, P. C.,
Certified Public Accountant, would have caused him to make reference thereto in their report on the financial statements for such years. During the fiscal years ended December 31, 2001 and December 31,
2000, and through March 31, 2002, there have been no reportable events (as defined in Regulation S-B Item
304(a)(1)(v)).


Item 9. Regulation FD Disclosure.


The registrant has changed it principal place of business effective December 13, 2002 to:

101 Marietta St.
Suite 1070
Atlanta, GA 30303

Its new telephone number is (404) 522-1202 attention
Thomas Ware, Esq.


SIGNATURE

         Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has caused this report to be signed by the Chief Executive Officer.

                           Group Management Corp.
                            /s/ Elorian Landers
                            ---------------------------------------
                            Elorian Landers, Chief Executive Officer





































Wrinkle, Gardner & Company, P. C.
Certified Public Accountants
211 E. Parkwood, Suite 100
Friendswood, Texas 77546
281-992-2200


November 22, 2002


Mr. Elorian Landers
Chief Financial Officer
Group Management Corp.
30 Farrell Ridge
Sugar Land, Texas 77479


Dear Mr. Landers,

This is to confirm that the client-auditor relationship between Group Management Corp.
(Commission File Number 333-99825) and Wrinkle,
Gardner & Company, P. C. has ceased.

Sincerely,


Wrinkle, Gardner & Company, P. C.


Cc:     Office of the Chief Accountant
        SECPS Letter File
        Securities and Exchange Commission
        Mail Stop 9-5
        450 Fifth Street, N. W.
        Washington, D.C.  20549